GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

September 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – 98.4%
Australia – 4.1%
360,702	Sydney Airport (Transportation Infrastructure)	$ 1,957,239
601,523	Transurban Group (Transportation Infrastructure)	5,971,604

		7,928,843

Canada – 15.5%
303,278	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	10,644,546
100,722	Fortis, Inc. (Electric Utilities)	4,258,172
48,277	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	847,221
143,476	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	5,318,418
177,071	TC Energy Corp. (Oil, Gas & Consumable Fuels)	9,168,638

		30,236,995

China – 2.5%
3,088,000	Beijing Enterprises Water Group Ltd. (Water Utilities)*	1,580,045
4,426,000	China Tower Corp. Ltd., Class H (Diversified Telecommunication Services)(a)	1,004,475
215,900	ENN Energy Holdings Ltd. (Gas Utilities)	2,234,417

		4,818,937

Denmark – 0.5%
9,722	Orsted A/S (Electric Utilities)(a)	903,744

France – 7.5%
16,699	Aeroports de Paris (Transportation Infrastructure)	2,970,272
107,854	Vinci SA (Construction & Engineering)	11,617,975

		14,588,247

Hong Kong – 2.5%
205,200	China Gas Holdings Ltd. (Gas Utilities)	792,688
2,095,011	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	4,083,446

		4,876,134

Shares	Description	Value

Common Stocks – (continued)
Italy – 4.8%
41,918	Atlantia SpA (Transportation Infrastructure)	$ 1,013,069
437,172	Enav SpA (Transportation Infrastructure)(a)	2,468,256
243,778	Infrastrutture Wireless Italiane SpA (Diversified Telecommunication Services)(a)	2,529,529
504,047	Terna Rete Elettrica Nazionale SpA (Electric Utilities)	3,237,357

		9,248,211

Japan – 0.7%
32,800	Japan Airport Terminal Co. Ltd. (Transportation Infrastructure)	1,427,799

Netherlands – 1.0%
24,990	InterXion Holding NV (IT Services)*	2,035,685

Spain – 3.8%
18,086	Aena SME SA (Transportation Infrastructure)(a)	3,310,712
142,096	Ferrovial SA (Construction & Engineering)	4,105,627

		7,416,339

United Kingdom – 6.4%
964,014	National Grid PLC (Multi-Utilities)	10,437,622
73,517	Severn Trent PLC (Water Utilities)	1,956,813

		12,394,435

United States – 49.1%
19,345	Ameren Corp. (Multi-Utilities)	1,548,567
81,035	American Tower Corp. (Equity Real Estate Investment (REITs))	17,919,269
48,342	American Water Works Co., Inc. (Water Utilities)	6,005,527
40,613	Atmos Energy Corp. (Gas Utilities)	4,625,415
84,312	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)*	5,316,715
48,888	CMS Energy Corp. (Multi-Utilities)	3,126,388
37,982	Consolidated Edison, Inc. (Multi-Utilities)	3,588,159
80,589	Crown Castle International Corp. (Equity Real Estate Investment (REITs))	11,202,677

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
13,400	CyrusOne, Inc. (Equity Real Estate Investment (REITs))	$ 1,059,940
49,023	Edison International (Electric Utilities)	3,697,315
71,197	Eversource Energy (Electric Utilities)	6,085,208
204,238	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	4,209,345
10,278	NextEra Energy, Inc. (Electric Utilities)	2,394,671
50,960	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	3,755,242
14,234	SBA Communications Corp. (Equity Real Estate Investment (REITs))	3,432,529
57,190	Sempra Energy (Multi-Utilities)	8,441,816
65,189	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	2,618,642
275,462	Williams Cos., Inc. (The) (Oil, Gas & Consumable Fuels)	6,627,616

		95,655,041

TOTAL COMMON STOCKS – 98.4% (Cost $158,098,685)		$191,530,410

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		3,190,593

NET ASSETS – 100.0%		$194,721,003

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

A summary of the Fund’s transactions in affiliated investments during the period ended September 30, 2019 is as follows:

	Beginning value as of December 31, 2018	Purchases at Cost	Proceeds from Sales	Ending value as of September 30, 2019

Goldman Sachs Financial Square Government Fund - Institutional Shares	$ —	$8,843,825	$8,843,825	$ —

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

B. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities are valued at the closing price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the net asset value (“NAV”) of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

C. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investment are classified as Level 3 investments.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

D. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of September 30, 2019:

GLOBAL INFRASTRUCTURE

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)
Asia	$—	$11,122,870	$—
Australia and Oceania	—	7,928,843	—
Europe	7,033,470	39,553,191	—
North America	125,892,036	—	—

Total	$132,925,506	$58,604,904	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Funds utilize fair value model prices provided by an independent third-party (fair value) service for international equities, resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedule of Investments.

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments (continued)

September 30, 2019 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of [its/their] assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.